3rd Quarter 2024 Earnings Presentation EagleBankCorp.com November 6, 2024 Scan for digital version

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. For further information on the Company please contact: Eric Newell P 240-497-1796 E enewell@eaglebankcorp.com

Attractive Washington DC Footprint 3 One-of-a-kind Market The Washington DC area represents a strong and stable economy bolstered by Federal government spending and related jobs insulating the region from the severity of potential economic downturns. Our market includes world-class centers of education, a robust private sector, including increasing technology innovation, and tourism. Attractive Demographics Eagle’s footprint represents some of the best demographics in the country. Household income in our markets is well above the national average and all Mid-Atlantic states. Advantageous Competitive Landscape Eagle is one of the largest banks headquartered in the Washington DC metro area and ranked 3rd by deposits in the DC MSA for banks with less than $100 billion in assets. 1 - Source: FDIC Deposit Market Share Reports - Summary of Deposits

Eagle at a Glance 4 Total Assets $11.3 billion Total Loans $8 .0 billion Total Deposits $8 . 5 billion Tangible Common Equity $1. 2 billion Shares Outstanding (at close September 30, 2024) 30,173,200 Market Capitalization (at close October 22, 2024) $697 million Tangible Book Value per Common Share $40.61 Institutional Ownership 78% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data as of September 30, 2024 unless otherwise noted. 1 - Equity was $1.2 billion and book value was $40.61 per share. Please refer to the Non-GAAP reconciliation in the appendix. 2 - Based on October 22, 2024 closing price of $23.10 per share and September 30, 2024 shares outstanding. 1 1 2

Eagle is an Attractive Investment Opportunity

- **Best-in-Class Capital Levels and Clean Asset Quality**
  - CET1 Ratio = 14.30% Top quartile of all bank holding companies with $10 billion in assets or more
  - TCE / TA[1] = 10.86%
  - NPAs / Assets = 1.22%
  - ACL / Gross Loans = 1.40% and ACL / Performing Office Loans = 4.55%

- **Long-term Strategy to Improve Operating Pre-Provision, Net Revenue ("PPNR") Across All Interest Rate Environments**
  - Pursuing growth and diversification of deposits designed to improve funding profile

- **Strong Operating Efficiency**
  - Our cost structure is designed to minimize inefficiencies, while allowing us to invest in growth and important control functions such as risk management and compliance.
  - Branch-light, efficient operator.
  - Top quartile Efficiency Ratio. Operating Efficiency Ratio[1] = 55.4%
  - Operating Noninterest Expense / Average Assets[1] = 1.40%

- **Strong Liquidity and Funding Position**
  - Liquidity risk management is central to our strategy.
    - At 7.1%, Eagle has one of the highest liquid assets to total deposits ratio relative to peers[2], and total on-balance sheet liquidity and available borrowing capacity was $4.6 billion at quarter-end.
  - Uninsured deposits only represent 26% of total deposits, having a weighted average relationship with EagleBank of over 8 years.

- **Capitalizing on Our Desirable Geography**
  - Proximity to the federal government and prime contractors offers a stable and financially strong customer base.
  - The DMV has a robust and diverse economy including education, healthcare, technology, and defense sectors.
  - Access to a population with high household incomes, leading to more significant deposit base.

NOTE: Data at or for the quarter ended September 30, 2024
1 - Please refer to the Non-GAAP reconciliation in the appendix.
2 - Include cash and cash equivalents.

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Strategies Driving Growth and PPNR

Improving Operating Pre-Provision Net Revenue ("PPNR")

- Enhance revenue opportunities through C&I and small business to improve fee income and deposits
- Continue to focus on growing core deposits
- Maintain pricing discipline on loan originations to promote revenue growth
- Continue operating efficiency focus and seek out opportunities for positive operating leverage

Operating PPNR / Avg Assets[1]



Peer 1 1.98%
Peer 2 1.66%
Peer 3 1.63%
Peer 4 1.44%
Peer 5 1.37%
Peer 6 1.31%
Peer 7 1.27%
Peer 8 1.15%
Peer 9 1.14%
EGBN 1.13%
Peer 10 1.03%
Peer 11 0.99%
Peer 12 0.94%
Peer 13 0.93%
Peer 14 0.90%
Peer 15 0.82%
Peer 16 0.62%
Peer 17 0.36%

Capital Management

- Refinanced $70M of maturing subordinated debt by raising $77.7M in senior debt
- Recalibrated the dividend to position the company for future growth

Improving C&I Lending Capability

- Hired Chief Lending Officer for C&I to lead efforts in building out our sales function
- Focusing sales efforts on industry verticals where the company has a comparative advantage and expertise

Balance Sheet & De-Risking Strategies

- Expanded yield realization through pricing decision-making and ROE hurdle rates
- Strategies to reduce CRE concentration
- Evaluating trades to improve investment portfolio yield

Enhancing Deposit Franchise

- Reduced reliance on wholesale funding by launching and growing digital channel
- Team onboarded to focus on expatriate banking services tapping new, proven market
- Enhancing services and talent in our treasury management vertical

1. Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of June 30, 2024. EGBN is as of September 30, 2024. Source: S&P Capital IQ Pro and company filings.

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Key Strategic Objectives

- **Proactive Management of Office and Multi-family Portfolios**
    - Continue to have expert teams regularly assess exposures and relationship managers proactively reach out to clients well in advance of maturities to achieve results beneficial to both the Bank and the borrower.
- **CRE Risk & Capital Management**
    - Executive & Board level **oversight** of approval process leading to a disciplined underwriting practice.
    - **Proactive portfolio management** which includes quarterly stress tests and quarterly independent credit reviews.
    - Goal to **reduce CRE concentration levels** in the coming periods by balancing the loan portfolio and increasing capital levels.
    - Continue to **bolster regulatory capital** ratios to retain a strong balance sheet.
- **Grow Commercial Lending Team**
    - **Enhance our C&I lending** capabilities to obtain greater growth and diversity within the loan portfolio.
    - Shift community and customer perception of EagleBank to a **full spectrum commercial bank**.
- **Core Banking Franchise**
    - Focus on **deposit growth** through improved sales behaviors; focusing on net new relationship metrics; enhancing products set and services to better serve our customers.
    - Leverage our **existing branch network** to drive customer acquisition and explore how to increase EagleBank's physical presence in lower cost geographies contiguous to the Washington DC metro market.

EAGLE BANCORP, INC.
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Eagle – Capital Levels vs. Peers

Strong Capital

- Capital ratios are high relative to peers
- Excess CET1 (over 9%) plus reserves provides a superior level of coverage when measured against our peers



CET1 Ratio
Peer 1 15.3%
Peer 2 14.4%
EGBN 14.3%
Peer 3 13.3%
Peer 4 13.5%
Peer 5 13.2%
Peer 6 12.3%
Peer 7 11.7%
Peer 8 11.3%
Peer 9 11.2%
Peer 10 10.9%
Peer 11 10.5%
Peer 12 10.3%
Peer 13 10.2%
Peer 14 10.1%
Peer 15 9.7%
Peer 16 9.5%
Peer 17 9.2%



Excess CET1 + ACL / Total Loans[1]
Peer 1 8.9%
EGBN 7.7%
Peer 2 6.8%
Peer 3 6.4%
Peer 4 6.2%
Peer 5 5.8%
Peer 6 4.2%
Peer 7 4.0%
Peer 8 3.4%
Peer 9 3.0%
Peer 10 2.9%
Peer 11 2.9%
Peer 12 2.6%
Peer 13 1.8%
Peer 14 1.8%
Peer 15 1.7%
Peer 16 1.4%
Peer 17 1.3%



Tangible Common Equity / Tangible Assets[1]
EGBN 10.9%
Peer 1 10.6%
Peer 2 10.4%
Peer 3 10.5%
Peer 4 9.1%
Peer 5 9.1%
Peer 6 8.9%
Peer 7 8.7%
Peer 8 8.2%
Peer 9 8.2%
Peer 10 8.1%
Peer 11 8.3%
Peer 12 7.7%
Peer 13 7.5%
Peer 14 7.5%
Peer 15 7.4%
Peer 16 7.3%
Peer 17 7.1%

1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of June 30, 2024 (if available). EGBN is as of September 30, 2024.
Source: S&P Capital IQ Pro and company filings.

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72% 72% 74% 28% 28% 26% $8,501 $8,267 $8,541 3/31/2024 6/30/2024 9/30/2024 ($ in m ill io n s) Insured Deposit Exposure Trend Insured Uninsured 31.9% 28.7% 24.7% 23.9% 22.4% 17.8% 15.9% 15.0% 13.3% 12.1% 6.1% 4.9% 3.9% 3.8% 2.9% 2.0% 1.8% 1.1% Peer 1 Peer 2 Peer 3 EGBN Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Cash Equivalents + AFS Securities / Total Deposits 11.4% 8.1% 7.1% 7.2% 6.3% 6.1% 4.9% 3.9% 3.9% 3.8% 3.6% 2.9% 2.3% 2.2% 2.0% 1.8% 1.6% 1.1% Peer 1 Peer 2 EGBN Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Cash Equivalents / Total Deposits Eagle – Liquidity Position vs. Peers 9 Peers are those used in the proxy for the May 2024 annual meeting. Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of June 30, 2024 (if available). EGBN is as of September 30, 2024. Source: S&P Capital IQ Pro and company filings. Available Liquidity Cash and cash equivalents are high relative to peers. Cash equivalents combined with AFS securities provides a high level of coverage when measured against our peers.

Performance Measures 10 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Operating PPNR/Average Assets and returns are annualized. For the periods above, return on average common equity 8.80% (2023Q3), 6.48% (2023Q4) (0.11)% (2024Q1), (26.60)% (2024Q2), and 7.22% (2024Q3); common equity to assets was 10.89% (2023Q3) 10.92% (2023Q4) 10.85% (2024Q1) 10.35% (2024Q2), and 10.86% (2024Q3); and efficiency ratio was 47.2% (2023Q2), 48.8% (2023Q3), 48.9% (2023Q4), 51.1% (2024Q1), 191.0% (2024Q2), and 55.4% (2024Q3). 48.8% 48.9% 51.1% 55.2% 55.4% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 Operating Efficiency Ratio1 9.61% 7.08% -0.11% 7.04% 7.22% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 Operating Return on Average Tangible Common Equity1 10.04% 10.12% 10.03% 10.35% 10.86% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 Tangible Common Equity/Tangible Assets1 $39 $39 $38 $34 $35 1.31% 1.25% 1.20% 1.12% 1.13% 0.00% 1.00% 2.00% 3.00% 4.00% ($5) $5 $15 $25 $35 $45 $55 (i n m ill io n s ) Operating PPNR and Operating PPNR/Average Assets1 Operating PPNR ($) Operating PPNR to average assets (%)

Net Interest Income 11 NII Increase and NIM Decline Net Interest Income • Interest income increased $4.1 million quarter over quarter as higher cash balances resulted in higher interest income. • Interest expense increased $3.6 million due to higher average interest-bearing deposits and higher rates paid on those deposits. • Net interest income increased $0.5 million quarter over quarter. Margin • The net interest margin declined quarter over quarter landing at 2.37%. • The net interest margin ("NIM") decreased slightly to 2.37% for the third quarter 2024, compared to 2.40% for the prior quarter, primarily due to continued decline in average non-interest-bearing deposits. • Management expects cash flows from the investment portfolio of $169 million for the remainder of 2024 and $401 million in 2025 to be reinvested at higher yields. $70.7 $73.0 $74.7 $71.4 $71.8 2.43% 2.45% 2.43% 2.40% 2.37% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 (i n m ill io n s ) Net Interest Income & Margin Net Interest Income NIM

Operating Net Income – Summary 12 Operating Net Income Drivers Net interest income Net interest income up $0.5 million, primarily driven by an increase in the average balances of deposits held with other banks. Provision for Credit Losses (“PCL”) The increase in the provision quarter over quarter reflects higher net charge-offs in the third quarter from the prior quarter. Reserve for unfunded commitments was a reversal of $1.6 million due to lower unfunded commitments in our construction portfolio. This compared to a reserve for unfunded commitments in the prior quarter of $0.6 million. Noninterest income Noninterest income up $1.6 million primarily due to increased swap fee income. Operating Noninterest expense1 Noninterest expense, excluding the goodwill impairment, increased $1.3 million associated with increased FDIC insurance expense. 1- Please refer to Non-GAAP reconciliation and footnotes in the appendices.

2024 & 2025 Outlook

Key Drivers	3Q 2024 Actual	Current 2024 Outlook[1]	Current 2025 Outlook[2]
Balance Sheet			
Average deposits	$9,505 million	Low single digit % increase	1-4% increase
Average loans	$8,026 million	Low single digit % increase	1-4% increase
Average earning assets	$12,072 million	Low single digit % increase	Flat
Income Statement			
Net interest margin	2.37%	2.40% - 2.50%	2.40% - 2.60%
Noninterest income	$6.9 million	$17-$19 million	3-6% growth
Operating Noninterest expense[4]	$43.6 million	$160-$170 million	2-4% growth
Period effective tax rate	18.23%	22-24%[3]	21-23%

[1] – The forecasted increase is based off 2023 figures for the same measure
[2] – The forecasted increase is based off forecasted 2024 figures for the same measure
[3] – The effective tax rate is forecasted on an operating basis excluding the loss associated with the goodwill impairment in 2Q 2024
[4] – Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Other Notes: 2024 Outlook and 2025 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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Outlook Variables & Risks

To reach our 2024 and 2025 outlook, we made many assumptions of variables and risks, including:

Component	Variables & Risks
Economy & Rates	• Business activity highly correlated to current and anticipated forward rates
Clients	• Credit quality and need for credit coupled with a potential recession
Funding	• Ability to obtain deposit funding in a cost-effective manner • High funding costs directly impacts the competitiveness of our loan offerings
Competition	• Competition for loans in the market remains high with competition from non-bank lenders • Pricing (rate) and overall cost of acquiring deposits
Opportunities	• Growth in loans and deposits must remain flexible
Regulation/Politics	• Political environment and potential for new policies could adversely impact banks

Notes: Outlook 2024Y and 2025Y represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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3.14% 3.28% 3.36% 3.35% 3.40% 4.73% 4.61% 4.75% 5.07% 5.03% 4.30% 4.30% 4.37% 4.45% 4.47% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 Cost Analysis Total Deposit Cost Borrowings Total IBL Cost Deposit Mix and Trend 15 Total Period End Deposits increased $165 million Year-over-Year CDs Savings & money market Interest bearing transaction Noninterest bearing Cumulative Betas1 • Interest bearing deposits - 77% • Cost of funds – 65% 1 - For betas, the denominator is the change in the Average Effective Federal Funds rate for the quarter, starting with 2022 Q1.

85.7% 86.3% 83.3% 83.0% 86.4% 14.3% 13.7% 16.7% 17.0% 13.6% $9,772 $10,209 $10,208 $9,967 $9,889 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 in m ill io n s Deposits & Borrowings Deposits Borrowings (includes customer repos) Funding & Liquidity 16 Funding & Liquidity Summary Deposits Period end deposits were up $274 million for the quarter, attributable to an increase in time deposits from the company's digital acquisition channel. The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding. Borrowings FHLB borrowings of $350 million and maturing subordinated debt of $70M were paid down and senior debt of $77.7 million was issued by the holding company in 3Q 2024 resulting in total borrowings, along with other prior outstanding balances, of $1.3 billion as of September 30, 2024. Ample Access to Liquidity Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.5 billion. 1 - Includes interest-bearing deposits with banks, cash and due from, and federal funds sold

134% 112% 106% 86% 79% 71% 61% 59% 59% 50% 50% 29% 26% 22% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 EGBN Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Excess CET1+ACL/ Non-Owner Occupied Office Loans 5,423 4,049 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 17 As of September 30, 2024 Note: Proxy Peers are AUB, BHLB, BRKL, BUSE, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, SASR, TMP, UBSI, VBTX, WSFS and data is as of June 30, 2024 (if available). Peer data only shown if CRE Office non-owner occupied was disclosed. EGBN is as of September 30, 2024. Source: S&P Capital IQ Pro and company filings. 1 - Class Type is determined based on the latest appraisal designation. Higher Risk Rating (9000) Lower Risk Rating (1000) Office (% of Total Inc Prod CRE) 21% Non-Office 79% Office (Weighted Risk Rating) Non-Office (Weighted Risk Rating) Mix and Risk Rating Trend of Total Income Producing CRE The vast majority of our Inc Prod CRE is Non-Office and with risk ratings that have largely remained unchanged. Office Loan Portfolio Detail CRE Office Holdings Decline by $55M in Q3, from $1.03B in Q2 to $978.6M

$209 $8 $33 $29 $9 $308 $165 $105 2024 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 2027 2028+ (i n m ill io n s) CRE Office - Maturity Schedule 18 1 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment. 2 – Includes one $53.9M Pass-rated office loan with a tenant (international law firm) to commence lease payments in January 2025. Commentary • Improving ACL coverage • Performing Office ACL coverage = 4.55% • Non-office CRE exhibiting limited internal risk rating migration • 67% of office portfolio maturities are beyond year-end 2025 • Limited exposure to Class B central business district office 2025 Office Maturities $78.7 Million Office Loan Portfolio: Income Producing Detail

$27 $9 $232 $73 $38 $153 $188 $154 2024 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 2027 2028+ (i n m ill io n s) Inc Producing Multi-Family - Maturity Schedule 19 1 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment. Multifamily Loan Portfolio: Income Producing Detail

Loan Mix and Trend 20 Commercial Owner-Occupied CRE Construction – comm& residential. Home Equity Other Consumer Construction C&I (owner-occupied) Office Income producing CRE (excluding office if applicable)

$219 $336 $362 $408 $391 $158 $207 $265 $308 $365 $377 $543 $627 $716 $756 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 (i n m ill io n s) Substandard Special mention % of loans 21 Loan Type and Classification 1-Includes land. Quarter-over-Quarter Change Special Mention • C&I -$2.0 million • CRE +$59.1 million • 100% of special mention loans were current as 9/30/24 Substandard • C&I +$8.9 million • CRE -$24.2 million • 59% of substandard loans were current at 9/30/24 Classified and Criticized Loans 86%85%88%81% 82% % performing 4.76% 6.81% 7.86% 8.95% 9.49%

0.64% 0.57% 0.79% 0.88% 1.22% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 NPAs2 / Assets Asset Quality Metrics 22 1-Excludes loans held for sale. 2-Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. $5,644 $14,490 $35,175 $8,959 $10,094 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 (i n t h o u s a n d s ) Provision for Credit Losses 1.05% 1.08% 1.25% 1.33% 1.40% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 Allowance for Credit Losses/ Loans HFI 0.02% 0.60% 1.07% 0.11% 0.26% 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 NCO / Average Loans1

Appendices 23

24 Nonaccrual Loans • How do loans end up on nonaccrual status? o Appraisal: For collateral dependent loans, new appraisals received as the loan approaches maturity below loan amount. Loans charged-down to 100% of new appraisal less estimated selling costs. Such loans could be receiving full P&I payments. o Payment default. • Loans 1, 3, 4 were placed on nonaccrual status based on current appraisal received, not from payment default, marked at 90% of the current appraised value. Note: Data as of September 30, 2024

25 Summary of Classified and Criticized Loans 1 – Loan collateral is a project that is either recently completed and in lease up, not yet stabilized, under development, or in process of conversion

26 Top 25 Loans 1 – Mixed collateral commercial real estate 2 – Construction in process Note: Data as of September 30, 2024

Total CRE Office Loan Portfolio (Excludes OOCRE & OO Construction) 27 Only 3 Office Loans with Substandard Risk Ratings are on Nonaccrual for a total balance of $65.8 million out of Total NPAs of $137.1 million. 1 – Loan risk grade categories: 1000 – Prime, 2000 – Excellent (“Excel.”), 3000 – Good, 4000 – Acceptable (“Accept.”), 5000 – Acceptable with Risk (“AwR”), 6000 – Watch, 7000 – Other Assets Especially Mentioned (O.A.E.M.), 8000 – Substandard, 9000 – Doubtful, 9999 - Loss

Washington DC Office (Income Producing CRE & Construction) 28 • $220.9 Million Total Outstanding Balance o 10 Income Producing CRE = $217.3 million o 1 Income Producing Construction CRE loan = $3.6 million o 11 Total Washington DC Office Loans  Median size = $13.2 million  Average size = $20.1 million • 9 Loans Risk Rated Pass = $153.1 Million • 2 Loans with Adverse Risk Ratings o Risk Rated Special Mention = $40.3 million (Special mention loan #4 as discussed on page 25) o Risk Rated Substandard = $27.8 million (Nonaccrual loan #1 as discussed on page 24) o Both Income Producing CRE • 4 Loans in the Central Business District o $53.9 million Risk Rated = Pass (Top 25 loan #16 as discussed on page 26)  International law firm HQ’d in NYC signed long-term lease for >50% of square footage o $34.3 million Risk Rated = Pass o $27.8 million Risk Rated = Substandard (Nonaccrual loan #1 as above and on page 24) o $13.2 million Risk Rated = Pass o $129.2 million Total DC CBD Office Loans

Multifamily Loan Portfolio 29 • Zero Multifamily Loans on Nonaccrual Status • 99 Total Multifamily Loans • $1.8 Billion in Outstanding Balances with Multifamily as Collateral o Median size = $7.3 million o Average size = $18.2 million • 93 Loans with $1.7 Billion in Balances with Average Risk Rating = Pass • 5 Substandard Loans with $64.4 Million in Total Outstanding Balances o $30.0 million (Apt Building under construction near Under Armour HQ/Baltimore Harbor) (Substandard Loan #2 as discussed on page 25) o $13.8 million (Apt Building in DC with Retail/Commercial space) (Substandard Loan #12 as discussed on page 25) o $8.4 million (Apt Building in Arlington – Bridge Loan) o $7.3 million (Apt Building in DC with appraisal on January 2, 2024 and 53% LTV) o $4.9 million (New construction of 24 condo unit building in Washington DC) • 1 Special Mention Loan with $26.9 Million Outstanding o 139 unit Apt building in Washington DC completed in 2017 (Special Mention Loan #6 as discussed on page 25) Note: These amounts are inclusive of Income Producing ($873.8mm), Construction ($569.2mm), Mixed Use ($355.7mm), and Commercial ($2.1mm) Multi-Family loans

Underwriting, Credit Management and Risk Mitigation

- **History of Solid Credit Metrics**
- **Strong Underwriting and Portfolio Management Functions**
- **Internal Annual Review on a Loan-by-Loan Basis**
- **Quarterly Portfolio Stress Testing and Covenant Monitoring**
- **Quarterly Independent 3rd Party Loan Reviews**
- **Deposit Account Monitoring – Real Time Assessment of Operations**
- **Office Task Force**:
  - 5 People
  - Forward looking
  - Cover maturing loans 18 months in advance of maturity
  - Early identification/intervention of potential problems
- **Solutions Based Approach in Working with Customers on Challenging Credits to Allow Borrower Opportunity to Retain Property and to Minimize Risk/Loss to the Bank**
  - Cashflow Sweep to Eagle Controlled Escrows Through Maturity
  - Principal Paydowns in Return for Extension Opportunities on Maturing Loans
- **Stable Local Economy:**
  - Federal Government, Major Universities, Biotech (NIH, Ft Dietrick- 270 Corridor), Amazon HQ2, Government Contracting, and Highly Educated, Affluent Population
  - Washington Metropolitan Area historically experiences an economic boost in presidential election years

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Credit Quality Since 1998 31

CRE Construction Portfolio 32 • $1.18 Billion Total Outstanding Balance: o 82 CRE Ground Up Construction $1043.9 million o 32 CRE Renovation $132.4 million o 8 Consumer Construction $ 9.3 million o 122 Total Construction Loans  Median size = $1.8 million  Average size = $9.7 million • 119 Loans Risk Rated Pass • 3 Loans with Adverse Risk Ratings o Substandard = $30.0 million (Subst. #2 as discussed on page 25 - - near Under Armour HQ) o Substandard = $6.1 million (New construction of 24 condo unit building in Washington DC) o Substandard = $4.9 million (New construction of 24 condo unit building in Washington DC) Note: Loan metrics not inclusive of deferrals, fees and other adjustments.

Hotel Loan Portfolio 33 • Zero Hotel Loans on Nonaccrual Status • $413.7 Million in Outstanding Balances with Hotels as Collateral (Includes Construction CRE) o Median size = $11.0 million o Average size = $18.8 million • 22 Total Hotel Loans • 21 Loans with Average Risk Rating = Pass • 1 Criticized Loans o $46.3 million (Special Mention #3 as discussed on page 25)  Risk Rated Special Mention  Located in Arlington, VA  $57.4 million appraisal

Investment Portfolio 34 Investment Portfolio Strategy • Portfolio positioned to manage liquidity and pledging needs • Cash flow projected principal only (rates unchanged): o Remainder of 2024 - $169 million o 2025 - $401 million • Total securities down $55 million from 6/30/2024 from principal paydowns, maturities received. • Unencumbered securities of $893 million available for pledging. Note: Chart is as of period end on an amortized cost basis. AFS / HTM as of September 30, 2024

Tangible Book Value Per Share 35 Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices. The CAGR for Book Value Per Share with AOCI included was 3.5% and excluded was 6.6% for the period from December 31, 2020, through September 30, 2024. Book values per share, including and excluding AOCI were, respectively, $39.05 and $38.56 (2020Y), $42.28 and $42.72 (2021Y), $39.18 and $45.54 (2022Y), $42.58 and $48.00 (2023Y) $41.72 and $47.21 (2024 Q1), $38.75 and $44.08 (2024 Q2), and $40.61 and $44.73 (2024 Q3).

Loan Portfolio - Details 36 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of September 30, 2024.

Loan Portfolio – Income Producing CRE 37 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of September 30, 2024.

Loan Portfolio – CRE Construction 38 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of September 30, 2024

39 Non-GAAP Reconciliation (unaudited)

40 Non-GAAP Reconciliation (unaudited)

41 Non-GAAP Reconciliation (unaudited)

42 Non-GAAP Reconciliation (unaudited)

43 Non-GAAP Reconciliation (unaudited) Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, tangible book value per common share excluding accumulated other comprehensive income (“AOCI”), and the return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding; to calculate the tangible book value per common share excluding the AOCI, tangible common equity is reduced by the loss on the AOCI before dividing by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders’ equity. The Company calculates the annualized return on average common equity ratio by dividing net income available to common shareholders by average common equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Operating net (loss) income and is a non-GAAP financial measures derived from GAAP based amounts. The Company calculates operating net (loss) income by excluding from net (loss) income the one-time goodwill impairment of $104.2 million. The Company considers this information important to shareholders because operating net (loss) income) provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating net income (loss) to the nearest GAAP measure. Operating return on average common equity and operating return on tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the operating return on average common equity ratio by dividing operating net income available to common shareholders by average common equity. The Company calculates the operating return on average tangible common equity ratio by dividing operating net income available to common shareholders by average tangible common equity. The Company considers this information important to shareholders because operating return on average tangible common equity and operating return on average common equity provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating return on average tangible common equity and operating return on average common equity to the nearest GAAP measure. Operating Efficiency ratio is a non-GAAP financial measure calculated by dividing operating non-interest expense by the sum of GAAP net interest income and GAAP non- interest (loss) income. Operating noninterest expense is a non-GAAP financial measure calculated by adding back goodwill impairment to GAAP noninterest expense. Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling operational activities. The table above shows the calculation of the operating efficiency ratio and operating noninterest expense from these GAAP measures. Operating Pre-provision net revenue is a non-GAAP financial measure derived from GAAP based amounts. The Company calculates PPNR by subtracting noninterest expenses from the sum of net interest income and noninterest income. The Company calculates operating PPNR by excluding from PPNR the one-time goodwill impairment. Operating PPNR to Average Assets is calculated by dividing the operating PPNR amount by average assets to obtain a percentage. The Company considers this information important to shareholders because it illustrates revenue excluding the impact of provisions and reversals to the allowance for credit losses on loans. The table above provides a reconciliation of operating PPNR and operating PPNR to Average Assets to the nearest GAAP measure.